SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2003

Bio-Technology General Corp.

(Exact name of issuer as specified in its charter)

Delaware	0-15313	13-3033811
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Tower Center, East Brunswick, New Jersey 08816
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (732) 418-9300

None.
(Former address, if changed since last report.)

ITEM 7.	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)	Financial Statements of Business Acquired.

None.

(b)	Pro Forma Financial Information.

None.

(c)	Exhibits.

	99.1	Script of the presentation made by Dr. Sim Fass in a conference call discussing Bio-Technology General Corp.’s earnings results for the quarter and the year ended December 31, 2002.

ITEM 9.	REGULATION FD DISCLOSURE.

Filed herewith as Exhibit 99.1 is the script of the presentation made by Dr. Sim Fass in a conference call discussing Bio-Technology General Corp.’s earnings results for the quarter and the year ended December 31, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-TECHNOLOGY GENERAL CORP.
(Registrant)

	By:	/s/ Whitney K. Stearns, Jr.
Whitney K. Stearns, Jr.
Senior Vice President-Chief Financial Officer and Treasurer

Dated: February 26, 2003